UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT of 1934
                                (AMENDMENT NO. )

Filed by the Registrant   [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement           [  ]  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE SOUTHERN COMPANY
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                                       [LOGO]
                                                         SOUTHERN
                                                            COMPANY
                                                 Energy to Serve Your World-SM-




                                   NOTICE OF
                                 ANNUAL MEETING
                                      2000
                               & PROXY STATEMENT

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

General Information                                                                          1

Corporate Governance                                                                         2

Nominees for Election as Directors                                                           4

Proposal to Approve the Company's Performance Pay Plan                                       6

Compensation & Management Succession Committee Report                                        8

Executive Compensation Information                                                          11

Stock Ownership Table                                                                       12

Summary Compensation Table                                                                  13

Option Grants Table                                                                         14

Option Exercises Table                                                                      14

Long-Term Incentive Awards Table                                                            15

Pension Plan Table                                                                          16

Five-Year Performance Graph                                                                 17

-------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

   A.W. Dahlberg
   Chairman and
   Chief Executive Officer


                                                  [LOGO]
                                                  SOUTHERN
                                                      COMPANY
                                                 Energy to Serve Your World-SM-
   Dear Fellow Stockholder:

   You are cordially invited to attend our 2000 Annual Meeting of Stockholders at 10:00 a.m. EDT on Wednesday, May 24, 2000 at the Rialto Center for the Performing Arts in Atlanta, Georgia.

   At the meeting, I will report on the state of our business and our plans for the future. Also, we will elect our board of directors and vote on the Company's Performance Pay Plan.

   Your vote is important. Please review the proxy material and return your proxy form as soon as possible.

   I look forward to seeing you on May 24.

   Sincerely,

                                                                        [PHOTO]

   /s/ A.W. Dahlberg
   A.W. Dahlberg


                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                           Energy to Serve Your World-SM-

                        Blank Page with bar at bottom

-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS -- MAY 24, 2000
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
TIME
-------------------------------------------------------------------------------
10:00 a.m. EDT, on Wednesday, May 24, 2000




-------------------------------------------------------------------------------
BUSINESS
-------------------------------------------------------------------------------
(1) Elect 12 members of the board of directors,
(2) Approve the Southern Company Performance Pay Plan, and
(3) Transact other business properly coming before the meeting.



-------------------------------------------------------------------------------
DOCUMENTS
-------------------------------------------------------------------------------

The Proxy Statement, proxy form, and the Southern Company Annual Report are included in this mailing.



-------------------------------------------------------------------------------
PLACE
-------------------------------------------------------------------------------
Rialto Center for the Performing Arts
80 Forsyth Street
Atlanta, Georgia



-------------------------------------------------------------------------------
RECORD DATE
-------------------------------------------------------------------------------
Stockholders owning Company shares at the close of business on March 27, 2000, are entitled to attend and vote at the meeting.



-------------------------------------------------------------------------------
VOTING
-------------------------------------------------------------------------------
Even if you plan to attend the meeting in Atlanta, please provide us your voting instructions in one of the following ways as soon as possible:

(1)  Internet - use the Internet address on the proxy card

(2)  Telephone - use the toll-free number on the proxy form

(3) Mail - mark, sign, and date the proxy form and return in the enclosed postage-paid envelope






BY ORDER OF THE BOARD OF DIRECTORS, TOMMY CHISHOLM, SECRETARY, APRIL 12, 2000



                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                                 Energy to Serve Your World-SM-

                                 PROXY STATEMENT

-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?
A: The board of directors of Southern Company is soliciting your proxy for the 2000 Annual Meeting of Stockholders and any adjournments thereof. The meeting will be held at 10:00 a.m., EDT, on Wednesday, May 24, 2000, at the Rialto Center for the Performing Arts, 80 Forsyth Street, Atlanta, Georgia. This Proxy Statement and proxy form are initially being provided to stockholders on or about April 12, 2000.

Q:   WHAT'S BEING VOTED UPON AT THE MEETING?
A: The election of 12 directors and approval of the Southern Company Performance Pay Plan. We are not aware of any other matters to be presented to the meeting; however, the holders of the proxies will vote in their discretion on any other matters properly presented.

Q:   HOW DO I GIVE VOTING INSTRUCTIONS?
A: You may attend the meeting and give instructions in person or by the Internet, by telephone, or by mail. Instructions are on the proxy form. The proxy committee, named on the enclosed proxy form, will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q:   CAN I CHANGE MY VOTE?
A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company's secretary before the meeting.

Q:   WHO CAN VOTE?
A: All stockholders of record on the record date of March 27, 2000. On that date, there were 648,694,527 Southern Company common shares outstanding and entitled to vote.

Q:   HOW MUCH DOES EACH SHARE COUNT?
A: Each share counts as one vote, except votes for directors may be cumulative. For directors, you may multiply the number of shares you own by the number of directors to be elected and then cast the resulting number among the nominees as you wish. For the purpose of determining a quorum, abstentions are counted, but shares held by a broker that the broker fails to vote are not. Neither are counted for or against the matters being considered.

Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY FORM?
A: You will receive a proxy form for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted. If you wish to consolidate multiple accounts, please contact Stockholder Services at (800) 554-7626.

Q:   WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2001 ANNUAL MEETING OF
     STOCKHOLDERS?
A: The deadline for the receipt of stockholder proposals to be considered for inclusion in the Company's proxy materials is December 13, 2000. They must be submitted in writing to Tommy Chisholm, Corporate Secretary, Southern Company, 270 Peachtree Street NW, Atlanta, Georgia 30303. Additionally, the proxy solicited by the board of directors for next year's meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting that is not included in the Company's proxy materials, unless the Company is provided written notice of such proposal no later than February 26, 2001.

Q:   WHO PAYS THE EXPENSE OF SOLICITING PROXIES?
A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company or its subsidiaries may solicit proxies to have a larger representation at the meeting.


                                                 [LOGO]
                                                 SOUTHERN
                                                    COMPANY
                                                Energy to Serve Your World-SM-

-------------------------------------------------------------------------------
CORPORATE GOVERNANCE
-------------------------------------------------------------------------------

HOW IS THE COMPANY ORGANIZED?
Southern Company is a holding company managed by a core group of officers and governed by a board of directors that has been set at 12 members. The nominees for election as directors consist of nine non-employees and three executive officers of the Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?
Only non-employee directors are compensated for board service. The pay components are:

     ANNUAL RETAINERS:
- $40,000 if first elected as a director before 1997, of which $10,000 is deferred in shares of Company common stock until board membership ends

- $49,000 if first elected as a director in 1997 or later, of which $19,000 is deferred in shares of Company common stock until board membership ends

- $5,000 additional annual retainer if serving as chairman of a board committee

     EQUITY GRANTS:
- 400 additional shares of Company common stock in quarterly grants of 100 shares deferred until board membership ends

     MEETING FEES:
-    $1,250 for each board meeting attended

-    $1,000 for each committee meeting attended


Directors may elect to defer up to 100 percent of their compensation until membership on the board ends.

There is no pension plan for non-employee directors.

COMMITTEES OF THE BOARD
     AUDIT COMMITTEE:

- Members are Mr. Hardman, Chairman; Ms. Bern; Mr. Gordon; Dr. Pate; and Mr. St. Pe

-    Met seven times in 1999

- Oversees the Company's auditing, accounting, financial reporting, legal compliance, and internal control functions

- Reviews independent accountant's report on the Company's financial statements, significant changes in accounting principles and practices, significant proposed adjustments, and any unresolved disagreements with management concerning accounting or disclosure matters

- Recommends independent accountants and reviews their services, fees, and the scope and timing of audits

Upon recommendation of the Audit Committee, the board of directors has selected Arthur Andersen LLP as independent accountants for 2000. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions from stockholders.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     COMPENSATION & MANAGEMENT SUCCESSION
     COMMITTEE:
-    Members are Mr. St. Pe, Chairman; Mr. Correll; Mr. Hardman; and Mr. Lesar

-    Met five times in 1999

- Evaluates performance of executive officers and recommends their compensation

-    Administers executive compensation plans

-    Reviews management succession plans


     GOVERNANCE COMMITTEE:
-    Members are Mr. Gordon, Chairman; Ms. Bern; Mr. Chapman; and Mr. James

-    Met four times in 1999

-    Reviews corporate governance issues

- Considers and recommends nominees for election as directors and recommends director compensation

-    Considers and recommends membership of committees of the board

The Governance Committee expects to identify from its own resources qualified nominees but will accept from stockholders recommendations of individuals to be considered as nominees. Stockholder recommendations, together with a description of the proposed nominee's qualifications, relevant biographical information, and signed consent to serve, should be submitted in writing to the Company's secretary and received by that office by December 13, 2000. Stockholder recommendations will be considered by the Governance Committee in determining nominees to recommend to the board. The final selection of the board's nominees is within the sole discretion of the board of directors.

     FINANCE COMMITTEE:
-    Members are Mr. Correll, Chairman; Mr. Chapman; and Mr. Lesar

-    Met six times in 1999

- Reviews Southern's financial affairs, recommends actions to the board, and approves certain capital expenditures of subsidiaries

     NUCLEAR OVERSIGHT COMMITTEE:
-    Membership consists of Dr. Pate, Chairman

-    Met five times in 1999

-    Reviews nuclear operations activities

--------------------------------------------------------------------------------
The Board of Directors met seven times in 1999. Average director attendance at all board and committee meetings was 95 percent. No director attended less than 75 percent of applicable meetings.

                                                     [LOGO]
                                                     SOUTHERN
                                                         COMPANY
                                                 Energy to Serve Your World-SM-

-------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
-------------------------------------------------------------------------------

ITEM NO. 1 - ELECTION OF DIRECTORS

The persons named on the enclosed proxy form will vote, unless otherwise instructed, each properly executed proxy for the election of the following nominees as directors. If any named nominee becomes unavailable for election, the board may substitute another nominee. In that event, the proxy would be voted for the substitute nominee unless instructed otherwise on the proxy form.


DORRIT J. BERN - Director since 1999
Ms. Bern, 49, is chairman of the board, president, and chief executive officer of Charming Shoppes, Inc., retail apparel stores. She served as group vice president of Sears, Roebuck and Co. from 1993 to August 1995, and as vice chairman of the board, president, and chief executive officer of Charming Shoppes from August 1995 until January 1997, when she was appointed to her current position.

THOMAS F. CHAPMAN - Director since 1999
Mr. Chapman, 56, is chairman of the board and chief executive officer of Equifax, Inc., information services and transaction processing company. He served as executive vice president and group executive from 1993 to August 1997, president from August 1997 to June 1999, and chief operating officer of Equifax from August 1997 to January 1998. He was appointed chief executive officer in January 1998 and chairman of the board of Equifax in May 1999. He is a director of Equifax, Inc.

A. D. CORRELL - Director since 1994
Mr. Correll, 58, is chairman of the board, chief executive officer, and president of Georgia-Pacific Corporation, manufacturers and distributors of building products, pulp, and paper. He is a director of Georgia-Pacific Corporation, Sears, Roebuck and Co., and SunTrust Banks, Inc.

A. W. DAHLBERG - Director since 1985
Mr. Dahlberg, 59, is chairman of the board and chief executive officer of the Company. He was appointed to his current position in March 1995. He also served as president of the Company from 1994 until June 1999. He is a director of Equifax, Inc., Protective Life Corporation, and SunTrust Banks, Inc.

H. ALLEN FRANKLIN - Director since 1988
Mr. Franklin, 55, is president and chief operating officer of the Company. He served as president and chief executive officer of Georgia Power Company and executive vice president of the Company from 1994 until June 1999, when he was appointed to his current position. He is a director of SouthTrust Corporation and Southern system companies - Alabama Power Company, Georgia Power Company, and Gulf Power Company.

BRUCE S. GORDON - Director since 1994
Mr. Gordon, 53, is group president of enterprise business group of Bell Atlantic, telecommunications. He served as group president - consumer and small business of Bell Atlantic from 1993 to August 1997, and as group president retail services of Bell Atlantic from August 1997 until December 1998, when he was appointed to his current position. He is a director of Barfield Companies.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

L. G. HARDMAN III - Director since 1986
Mr. Hardman, 60, is chairman of the board and chief executive officer of First Commerce Bancorp, Inc.; chairman of the board of The First National Bank of Commerce, Georgia; and chairman of the board, president, and treasurer of Harmony Grove Mills, Inc. He is a director of Georgia Power Company.

ELMER B. HARRIS - Director since 1989
Mr. Harris, 60, is president and chief executive officer of Alabama Power Company and executive vice president of the Company. He is a director of AmSouth Bancorporation and Alabama Power Company.

DONALD M. JAMES - Director since 1999
Mr. James, 51, chairman and chief executive officer of Vulcan Materials Company, construction materials and industrial chemicals company. He served as president of Vulcan Materials Company's Southern Division from 1994 to 1996; as senior vice president from 1995 to 1996; as president and chief operating officer from February 1996 until February 1997; and as president and chief executive officer of Vulcan Materials Company from February 1997 until May 1997, when he was appointed to his current position. He is a director of Protective Life Corporation and SouthTrust Corporation.

DAVID J. LESAR - Director since 1999
Mr. Lesar, 46, is president and chief operating officer of Halliburton Company, diversified energy services. He was executive vice president of Halliburton Energy Services from 1993 until June 1995, executive vice president and chief financial officer of Halliburton Company from June 1995 until June 1997; and president and chief executive officer of its Brown & Root, Inc. subsidiary from September 1996 until June 1997, when he was appointed to his current position. He is a director of Cordant Technologies, Inc.

ZACK T. PATE - Director since 1998
Dr. Pate, 63, is chairman of the World Association of Nuclear Operators and chairman emeritus of the Institute of Nuclear Power Operations (INPO), an independent, nonprofit organization promoting safety, reliability, and excellence in the operation of nuclear electric generating plants. Prior to 1998, he was president and chief executive officer of INPO.

GERALD J. ST. PE - Director since 1995
Mr. St. Pe, 60, is executive vice president of Litton Industries, Inc. and chief operating officer of Litton Ship Systems. He served as president of Ingalls Shipbuilding, Inc. division of Litton Industries, Inc. from 1987, and senior vice president of Litton Industries, Inc. from 1986 until June 1999, when he was appointed to his current positions.


Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

The board of directors recommends a vote "For" the nominees listed in Item No.
1.



                                                     [LOGO]
                                                     SOUTHERN
                                                         COMPANY
                                                Energy to Serve Your World-SM-

-------------------------------------------------------------------------------
PROPOSAL TO APPROVE THE COMPANY'S PERFORMANCE PAY PLAN
-------------------------------------------------------------------------------


ITEM NO. 2 - PROPOSAL TO APPROVE THE COMPANY'S
PERFORMANCE PAY PLAN (SHAREHOLDER APPROVED)

The Southern Company Performance Pay Plan (Shareholder Approved) (the "Plan") was approved by the Compensation & Management Succession Committee of the board of directors of the Company (the "Committee") on December 12, 1999, subject to stockholder approval, to strengthen our emphasis on incentive compensation.

The purpose of the Plan is to provide financial incentives which focus the efforts of certain key employees on areas which have direct and significant influences on corporate performance and to provide the potential for levels of compensation which will enhance the Company's ability to attract, retain and motivate such key employees.

Only executive officers of the Company are eligible to participate in the Plan. Presently, there are five executive officers participating in the Plan.

The Plan is administered by the Committee. The Committee consists of four directors of the Company who are not employees of the Company or its subsidiaries and who are not participants in the Plan. The Committee has exclusive authority to interpret the Plan.

During the past 10 years, the Committee has established stronger links between overall corporate performance and the way we compensate our executives. This Plan combines the performance incentive goals of our former Performance Pay Plan and our Productivity Improvement Plan to focus short-term incentive compensation on specific predetermined corporate goals.

At the beginning of each year, the Committee will establish performance goals, the formulas for determining awards, and any factors that will be included in determining performance. The Committee, in its discretion, may pay awards based on the accomplishment of any or all of the goals set for a given year. The Committee may set goals using any combination of the following criteria:

-    earnings per share,

-    net income,

-    return on equity,

-    return on assets,

-    return on capital,

-    total shareholder return, and

-    performance of any of the above factors compared to peer group companies.

Each year the Committee will establish a target incentive level for each participant as well as a minimum and maximum of that target to be paid, based on actual performance.

In determining performance, the Committee may exclude extraordinary income or expenses. The Committee may also exercise discretion to reduce any performance awards. And, no awards may be paid if the Company's current earnings are not sufficient to fund the common stock dividend at the same level as the prior year. The maximum performance award payable to any participant in any year under the Plan is $6,000,000.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


The Plan provides for pro rata payments at not less than target-level performance if a change in control occurs and the Plan is not continued or replaced with a comparable plan. (See page 11 for a description of change in control agreements.)

The board is seeking stockholder approval of the Plan in order to qualify all compensation to be paid under the Plan for full income tax deductibility under
Section 162(m) of the Internal Revenue Code (the "Code"). Section 162(m) of the Code generally limits tax deductibility of certain compensation paid to each of the Company's five most highly compensated executive officers to $1,000,000, per officer, unless the compensation is paid under a performance plan that meets criteria of the Code and has been approved by stockholders.

The vote needed to approve the Plan is a majority of the shares of the Company's stock represented at the meeting and entitled to vote.

The board of directors recommends a vote "For" Item No. 2.

The following table sets forth estimated amounts to be paid under the Plan at target-level performance for the year ending December 31, 2000:

PERFORMANCE PAY PLAN (SHAREHOLDER APPROVED)

Name and Position                                                    Dollar Value ($)
-------------------------------------------------------------------------------------
A. W. DAHLBERG, CHAIRMAN & CEO, SOUTHERN COMPANY                         948,864
--------------------------------------------------------------------------------
H. A. FRANKLIN, PRESIDENT & COO, SOUTHERN COMPANY                        496,125
--------------------------------------------------------------------------------
S. M. FULLER, PRESIDENT, SOUTHERN ENERGY                                 315,000
--------------------------------------------------------------------------------
E. B. HARRIS, PRESIDENT, ALABAMA POWER COMPANY                           432,900
--------------------------------------------------------------------------------
D. M. RATCLIFFE, PRESIDENT, GEORGIA POWER COMPANY                        339,424
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS AS A GROUP                                          2,532,313
--------------------------------------------------------------------------------
NON-EXECUTIVE DIRECTORS AS A GROUP                                             0
--------------------------------------------------------------------------------
NON-EXECUTIVE OFFICER EMPLOYEES                                                0
--------------------------------------------------------------------------------


                                                   [LOGO]
                                                   SOUTHERN
                                                      COMPANY
                                                 Energy to Serve Your World-SM-

-------------------------------------------------------------------------------
COMPENSATION & MANAGEMENT SUCCESSION COMMITTEE REPORT
-------------------------------------------------------------------------------


WHAT IS THE EXECUTIVE COMPENSATION PHILOSOPHY?
Our intent is to provide a competitive compensation program that is linked directly to the Company's strategic business objectives and its short- and long-term operating performance. With the objective of maximizing stockholder value over time, this policy serves to align the interests of executives and stockholders.

WHAT COMPRISES TOTAL EXECUTIVE COMPENSATION?
-    Base pay,

-    Short-term incentives (annual performance bonuses), and

-    Long-term incentives.

TOTAL EXECUTIVE COMPENSATION
Total executive compensation targets are set at the median of the marketplace. With the exception of Mr. Dahlberg and Ms. Fuller, the marketplace is defined as a group of large companies in the electric and gas utility industries. Twenty-seven of these companies are included in the 29 companies that comprise the Standard & Poor's Electric Utility Index -- the peer group used in the five-year performance graph.

The marketplace for Mr. Dahlberg is determined by using a weighting of:

- Seventy percent by comparison to the mentioned electric and gas utility companies, and

- Thirty percent by comparison to a group of heavy industrial and durable goods manufacturing companies within a comparable size range.

The marketplace comparison for Ms. Fuller is the same group of heavy industrial and durable goods manufacturing companies.

BASE PAY
A range for base pay is determined for each executive by comparing the base pay at the appropriate peer group of companies described previously. Base pay is set at a level that is at or below the median paid at those companies because of our emphasis on incentive compensation in our executive compensation program.

ANNUAL PERFORMANCE BONUSES
Annual bonuses are paid through the Performance Pay Plan, and except for Ms. Fuller and Mr. Boren, all of the executives participated in this plan. (See Item No. 2 on page 6 of this proxy statement for information regarding the proposed Southern Company Performance Pay Plan.)

PERFORMANCE GOALS
The annual performance bonuses are based on the attainment of corporate and individual goals that we set at the beginning of the year.

We believe that accomplishing the corporate goals is essential for the Company's continued success and sustained financial performance. For 1999, the corporate performance goals included specific targets for:

-    Company earnings -- return on equity ("ROE") and earnings per share
     ("EPS"),

-    operation, maintenance and capital costs,

-    cash flow, and

-    customer satisfaction.

Ms. Fuller's and Mr. Boren's corporate goals related specifically to the earnings and growth of Southern Energy, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Each executive's individual goals are designed so that their accomplishment contributes to the accomplishment of the corporate performance goals.

A target performance level is set for each goal. Performance above or below the targets results in proportionately higher or lower bonus payments. No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if the Company's current earnings are not sufficient to fund the common stock dividend at the same level as the prior year.

ANNUAL BONUS PAYMENTS
Corporate performance met or exceeded the target levels in all areas in 1999. The annual bonuses paid for 1999 performance reflect the successful accomplishment of the corporate and individual performance goals, resulting in bonuses that exceeded the target levels.

Mr. Dahlberg's annual performance bonus under the Performance Pay Plan for target-level performance was 10 percent of his base pay. His bonus paid for 1999 performance was based 60 percent on the achievement of the corporate performance goals and 40 percent on his individual goals.

LONG-TERM INCENTIVES
We based a significant portion of our total compensation program on long-term incentive compensation. Mr. Dahlberg's long-term compen-sation represented over 76 percent of his total compensation for 1999.

Long-term incentive vehicles are:

-    Productivity Improvement Plan (all executives except Ms. Fuller and Mr.
     Boren),

-    stock options and performance dividend equivalents, and

-    Value Creation Plan (Ms. Fuller and Mr. Boren, only).

PRODUCTIVITY IMPROVEMENT PLAN
This Plan compensates executives based on comparison of the Company's performance over a four-year period with other electric utility companies. The basis used to measure Company performance under the Plan was changed from return on equity ("ROE") to total shareholder return ("TSR") three years ago. We believe that TSR better reflects long-term shareholder value. The change more closely aligns executive and shareholder interest. The bonuses paid under the Plan are for the four-year performance period of January 1, 1996 through December 31, 1999 and were based on one year of performance under the ROE goals and three years using TSR (except for Mr. Ratcliffe's, whose bonus was based on four years of ROE performance).

Each executive participating in this plan had a long-term bonus target ranging from 50 to 65 percent of base pay at the beginning of the period or average base pay over the four-year period. Mr. Dahlberg's target was 65 percent of base pay at the beginning of the four-year performance period. The actual bonus paid was based on the Company's performance compared to other utility companies and could range from 50 percent of the target level to 200 percent.

Factors in determining the bonus are:
- ROE is compared with that of a group of utility companies in the southeastern United States.

- TSR is compared with a group of approximately 70 electric utilities as reported by Goldman, Sachs & Co.

- ROE must reach the second highest quartile for any bonus to be paid. The maximum amount is paid only if the Company is ranked in the 90th percentile of peer group companies.




                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                                 Energy to Serve Your World-SM-

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


- TSR must be at the 30th percentile for any bonus to be paid. If it reaches the 90th percentile, the maximum bonus is paid.

For the period that ended on December 31, 1999, the Company's ROE (for 1996) ranked tenth and TSR (for 1997 through 1999) was at the 65th percentile, resulting in bonus payments that were 118 percent of the target level. For Mr. Ratcliffe, the Company's ROE for the four-year period that ended on December 31, 1999, ranked second highest resulting in a bonus payment that was 180 percent of his target.

If the new plan is approved (see Item No. 2 on page 6), the Committee has determined that grants under the existing Productivity Improvement Plan will be substantially reduced and made only as necessary to meet targeted total compensation.

STOCK OPTIONS AND PERFORMANCE DIVIDENDS
Executives are granted options with ten-year terms to purchase the Company's common stock at the market price on the date of the grant. The estimated annualized value represented approximately 47 percent of Mr. Dahlberg's total compensation and 16-31 percent for the other executives. The size of prior grants and the number of options outstanding were not considered in determining the size of the grants made in 1999. These options vest over a three-year period.

Executives also are paid performance-based dividend equivalents on stock options granted after 1996 and held at the end of the year. Dividend equivalents can range from 25 percent of the common stock dividend rate if TSR is at the 30th percentile to 100 percent of the dividend rate if TSR reaches the 90th percentile. Mr. Dahlberg receives twice the amount per share paid to the other executives. For stock options held on December 31, 1999, Mr. Dahlberg received $1.84 per share and the other executives received $.92 per share.

VALUE CREATION PLAN
Ms. Fuller and Mr. Boren were awarded rights to the appreciation in value of Southern Energy, Inc. over a term of ten years. Vested rights may be exercised, and their valuation is based on the value of Southern Energy on December 31 of the prior year. The value of Southern Energy calculated under the Plan is verified annually by a nationally-recognized independent appraisal firm.

POLICY ON INCOME TAX
DEDUCTIBILITY OF EXECUTIVE
COMPENSATION
Section 162(m) of the Internal Revenue Code limits the deductibility of an executive's compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by stockholders. The Company has obtained stockholder approval for its long-term incentive plans and is seeking approval of the Performance Pay Plan (see Item No. 2 on page 6). However, our policy is to maximize long-term stockholder value, and tax deductibility is only one factor considered in setting compensation.

SUMMARY
We believe that the policies and programs described in this report link pay and performance and serve the best interest of stockholders. We frequently review the various pay plans and policies and modify them as we deem necessary to continue to attract, retain, and motivate talented executives.

Members of the committee:
     G. J. St. Pe, Chairman
     A. D. Correll
     L. G. Hardman III
     D. J. Lesar

-------------------------------------------------------------------------------
EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------


EMPLOYMENT, CHANGE IN CONTROL,
AND SEPARATION AGREEMENTS
The Company has Change in Control Agreements with each of its executive officers, including those shown on the Summary Compensation Table on page 13, except Mr. Boren. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of the Company, the Agreements provide for:
-    lump sum payment of three times annual compensation,

-    up to five years' coverage under group health and life insurance plans,

- immediate vesting of all stock options and stock appreciation rights previously granted,

- payment of any accrued long-term and short-term bonuses and dividend equivalents, and

- payment of any excise tax liability incurred as a result of payments made under the Agreement.

A change in control is defined under the Agreements as:

-    acquisition of at least 20 percent of the Company's stock,
- a change in the majority of the members of the Company's board of directors,
- a merger or other business combination that results in the Company's stockholders immediately before the merger owning less than 65 percent of the voting power after the merger, or
-    a sale of substantially all the assets of the Company.

If a change in control affects only a subsidiary of the Company, these payments would only be made to executives of the affected subsidiary who are involuntarily terminated as a result of that change in control.

The Company also has amended its short- and long-term incentive plans to provide for pro-rata payments at not less than target-level performance if a change in control occurs and the plans are not continued or replaced with comparable plans.

On February 28, 1998, the Company and Georgia Power Company entered into a Deferred Compensation Agreement with Mr. Franklin. On the fifth anniversary of the Agreement, if still employed by the Company or one of its subsidiaries, Mr. Franklin will receive the cash value of the number of shares of common stock that could have been purchased for $500,000 on February 28, 1998, and on which dividends were reinvested throughout the five-year period. If certain performance goals are met, Mr. Franklin also will receive the estimated income tax expense on the compensation. Mr. Franklin may elect to defer receipt of the award until termination of employment. Georgia Power assigned this agreement to Southern Company Services effective July 8, 1999.

On October 5, 1999, the Company and Southern Energy Resources entered into a Deferred Compensation Agreement with Ms. Fuller. On July 1, 2003, if still employed by the Company or one of its subsidiaries, Ms. Fuller will receive the cash value of the number of shares of common stock that could have been purchased for $400,000 on October 5, 1999, and on which dividends were reinvested throughout the period. If certain performance goals are met, Ms. Fuller also will receive the estimated income tax expense on the compensation. Ms. Fuller may elect to defer receipt of the award until termination of employment.

On July 17, 1999, the Company and Southern Energy Resources entered into a Separation Agreement with Mr. Boren, which provides for Mr. Boren to be paid a severance payment of $750,000 and a prorated 1999 incentive award under Southern Energy's Short-Term Incentive Plan at target. The agreement continues the deferral of prior awards to Mr. Boren in Southern Energy's Deferred Incentive Plan and permits vesting of his existing rights granted under Southern Energy's Value Creation Plan. Also, it entitles him to exercise vested rights until the end of the first exercise window after his last unvested rights, vest.




                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                                 Energy to Serve Your World-SM-

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

This table shows the number of shares owned by directors, nominees, and executive officers as of December 31, 1999, except for Mr. James whose number of shares are given as of March 31, 2000. The shares owned by all directors, nominees, and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding as of December 31, 1999. No director, nominee, or executive officer owned securities issued by any subsidiary companies.


                                                                                 Shares Beneficially Owned Include:
                                                                             ------------------------------------------
                                                        Shares                    Shares Individuals
                                                      Beneficially            Have Rights to Acquire      Shares Held by
                                                      Owned (1)                   within 60 days (2)   Family Members (3)
-------------------------------------------------------------------------------------------------------------------------
DORRIT J. BERN                                            3,004
------------------------------------------------------------------------------------------------------------------------
THOMAS G. BOREN                                          92,737                           89,097                 10
------------------------------------------------------------------------------------------------------------------------
THOMAS F. CHAPMAN                                           428
------------------------------------------------------------------------------------------------------------------------
A. D. CORRELL                                            22,407
------------------------------------------------------------------------------------------------------------------------
A. W. DAHLBERG                                          522,928                          452,027
------------------------------------------------------------------------------------------------------------------------
H. ALLEN FRANKLIN                                       220,337                          191,114
------------------------------------------------------------------------------------------------------------------------
S. MARCE FULLER                                          23,842                           19,650
------------------------------------------------------------------------------------------------------------------------
BRUCE S. GORDON                                           4,593
------------------------------------------------------------------------------------------------------------------------
L. G. HARDMAN III                                        17,422                                                 100
------------------------------------------------------------------------------------------------------------------------
ELMER B. HARRIS                                         260,741                          219,394                310
------------------------------------------------------------------------------------------------------------------------
DONALD M. JAMES                                           2,777
------------------------------------------------------------------------------------------------------------------------
DAVID J. LESAR                                            1,580
------------------------------------------------------------------------------------------------------------------------
ZACK T. PATE                                             17,466
------------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                                          95,158                           85,160
------------------------------------------------------------------------------------------------------------------------
GERALD J. ST. PE                                         33,599                                               1,750
------------------------------------------------------------------------------------------------------------------------
DIRECTORS, NOMINEES, AND EXECUTIVE
OFFICERS AS A GROUP (20 PEOPLE)                       1,631,270                        1,269,938              2,282
-----------------------------------------------------------------------------------------------------------------------

(1) "Beneficial Ownership" means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security, or any combination thereof.

(2) Indicates shares of the Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned column.

(3) Each director disclaims any interest in shares held by family members. Shares indicated are included in the Shares Beneficially Owned column.

--------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

This table shows information concerning the Company's chairman of the board and chief executive officer, and each of the other five most highly compensated executive officers of the Company serving during 1999.


                                        ---------------------------------------   ---------------------------
                                                    Annual Compensation            Long-Term Compensation

                                                                                     Number of
                                                                                     Securities       Long-Term       All Other
Name and Principal                                                  Other Annual     Underlying      Incentive Plan  Compensation
Position                         Year    Salary ($)     Bonus ($)  Compensation($)  Stock Options(#)  Payouts ($)(1)    ($)(2)
---------------------------------------------------------------------------------------------------------------------------------
A. W. DAHLBERG (3)               1999       903,426       181,896        23,755       201,196           579,392        49,283
Chairman & CEO                   1998       897,820       218,625        11,067       161,757           438,061        50,135
Southern Company                 1997       817,644       206,250        27,485       135,882           433,247        49,766
---------------------------------------------------------------------------------------------------------------------------------
T. G. BOREN (4)                  1999       235,577       256,667        11,069             0               ---       765,607
President                        1998       370,833       425,938        15,162        20,809               ---        19,943
Southern Energy                  1997       345,000       387,625        14,868        18,941               ---        19,415
---------------------------------------------------------------------------------------------------------------------------------
H. A. FRANKLIN                   1999       603,658       126,000        31,023        71,153           375,137        32,654
President & COO                  1998       564,329       237,502         7,078        30,521           283,629        31,590
Southern Company                 1997       511,505       129,426        14,219        36,544           280,513        31,350
---------------------------------------------------------------------------------------------------------------------------------
S. M. FULLER (5)                 1999       341,462       465,231         1,146        17,988               ---        17,274
President
Southern Energy
---------------------------------------------------------------------------------------------------------------------------------
E. B. HARRIS                     1999       550,674        97,125        15,301        31,341           330,618        29,800
President                        1998       545,102       192,751        19,060        29,411           249,971        30,180
Alabama Power Company            1997       500,700       101,002        20,453        35,648           247,224        30,172
---------------------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE (6)              1999       388,819        85,389        16,051        24,110           321,983        20,885
President
Georgia Power Company
---------------------------------------------------------------------------------------------------------------------------------

(1) Payouts made in 1998, 1999, and 2000 for the four-year performance periods ending December 31, 1997, 1998, and 1999, respectively.

(2) Company contributions in 1999 to the Employee Savings Plan, Employee Stock Ownership Plan, and non-pension related accruals under the Supplemental Benefit Plan, as well as the separation payment to Mr. Boren under the agreement described on page 11 are provided in the following table:


                        Separation
                        Payment ($)       ESP($)        ESOP($)        SBP($)
-------------------------------------------------------------------------------
A. W. Dahlberg                    -         7,401           897    40,985
-------------------------------------------------------------------------------
T. G. Boren                 750,000         4,500           897    10,210
-------------------------------------------------------------------------------
H. A. Franklin                    -         6,242           897    25,515
-------------------------------------------------------------------------------
S. M. Fuller                      -         5,691           897    10,686
-------------------------------------------------------------------------------
E. B. Harris                      -         5,691           897    23,212
-------------------------------------------------------------------------------
D. M. Ratcliffe                   -         7,301           897    12,687
-------------------------------------------------------------------------------

(3) Mr. Dahlberg's Other Annual Compensation includes $11,906 in preferential earnings on stock options paid in 1999.

(4)  Mr. Boren retired effective July 31, 1999.

(5)  Ms. Fuller first became an executive officer on July 20, 1999.

(6)  Mr. Ratcliffe first became an executive officer on June 1, 1999.



                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                                 Energy to Serve Your World-SM-

--------------------------------------------------------------------------------
STOCK OPTIONS
--------------------------------------------------------------------------------

OPTION GRANTS IN 1999


                                   Number of            Percent of Total
                                  Securities             Options Granted      Exercise or                      Grant Date
                                  Underlying                to Employees       Base Price       Expiration        Present
Name                      Options Granted(1)           in fiscal Year(2)        ($/Sh)(1)         Date (1)    Value($)(3)
-------------------------------------------------------------------------------------------------------------------------
A. W. DAHLBERG                        201,196                 10                 26.5625          7/19/2009    1,955,625
------------------------------------------------------------------------------------------------------------------------
T. G. BOREN                                 0                ---                     ---                ---          ---
------------------------------------------------------------------------------------------------------------------------
H. A. FRANKLIN                         71,153                  3                 26.5625          7/19/2009      447,552
------------------------------------------------------------------------------------------------------------------------
S. M. FULLER                           17,988                  1                 26.5625          7/19/2009      113,145
------------------------------------------------------------------------------------------------------------------------
E. B. HARRIS                           31,341                  1                 26.5625          5/01/2009      197,135
------------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                        24,110                  1                 26.5625          7/19/2009      151,652
------------------------------------------------------------------------------------------------------------------------

(1) Performance Stock Plan grants were made on July 19, 1999, and vest annually at a rate of one-third on the anniversary date of the grant (Mr. Boren did not receive a grant in 1999). Grants fully vest upon termination because of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or on their normal expiration date if earlier. Exercise price is the average of the high and low fair market value of the Company's common stock on the date granted. Options may be transferred to family members, family trusts, and family limited partnerships.

(2)  A total of 2,108,818 stock options were granted in 1999.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of the Company's common stock at a future date. Significant assumptions are shown below:


                         --------------------------------------------------------------------------------------------
                                      Risk-free rate     Dividend                    Discount for forfeiture risk:
                         Volatility     of return      opportunity      Term      before vesting    before expiration
---------------------------------------------------------------------------------------------------------------------
CHAIRMAN                     20.74%         5.79%          100%      10 YEARS          7.79%              17.38%
---------------------------------------------------------------------------------------------------------------------
OTHERS                       20.74%         5.79%           50%      10 YEARS          7.79%              13.40%
---------------------------------------------------------------------------------------------------------------------

These assumptions reflect the effects of cash dividend equivalents paid to participants under the Performance Dividend Plan assuming targets are met.

AGGREGATED OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES


                                          Number of                    Number of Securities        Value of Unexercised
                                             Shares         Value     Underlying Unexercised      In-the-Money Options at
                                        Acquired on      Realized      Options at Year-End           Year-End ($) (2)
                                                                    -------------------------------------------------------
Name                                       Exercise       ($) (1)   Exercisable  Unexercisable   Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------------------------
A. W. DAHLBERG                        Not exercised             0       452,027       392,981     1,131,659      121,238
---------------------------------------------------------------------------------------------------------------------------
T. G. BOREN                           Not exercised             0        89,097             0       160,360            0
---------------------------------------------------------------------------------------------------------------------------
H. A. FRANKLIN                        Not exercised             0       191,114       111,645       700,904       31,389
---------------------------------------------------------------------------------------------------------------------------
S. M. FULLER                          Not exercised             0        19,650        32,660        23,623       11,258
---------------------------------------------------------------------------------------------------------------------------
E. B. HARRIS                                  4,718        71,802       219,394        70,733       915,188       30,688
---------------------------------------------------------------------------------------------------------------------------
D. M. RATCLIFFE                               3,984        53,908        85,160        42,959       307,716       14,711
---------------------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares or rights at the time of exercise above the exercise price.

(2) These columns represent the excess of the fair market value of the Company's common stock of $23.50 per share, as of December 31, 1999, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 1999.

--------------------------------------------------------------------------------
LONG-TERM INCENTIVE AWARDS TABLES
--------------------------------------------------------------------------------

These tables show long-term incentive plan awards made for the performance period January 1, 1999, through December 31, 2002.

PRODUCTIVITY IMPROVEMENT PLAN


                                             Performance or             Estimated Future Payouts Under
                                             Other Period                Non-Stock Price Based Plans
                                  Number     Until Maturation   -------------------------------------------
Name                          of Units(1)     or Payout(1)     Threshold($)  (2)Target($)(2)  Maximum($)(2)
-----------------------------------------------------------------------------------------------------------
A. W. DAHLBERG                    622,871         4 years        311,426       622,871        1,245,742
H. A. FRANKLIN                    438,499         4 years        219,250       438,499          876,998
E. B. HARRIS                      321,879         4 years        160,940       321,879          643,758

(1) A performance unit is a method of assigning a dollar value to a performance award opportunity. Under the Executive Productivity Improvement Plan of the Company (the "Plan"), the number of units granted to Messrs. Dahlberg, Franklin, and Harris is 65 percent of the average of Mr. Dahlberg's base pay and Messrs. Franklin's and Harris' base salary range mid-points, respectively, as of December 31 for each calendar year in the four-year computation period, with each unit valued at $1.00. No awards are paid unless the participant remains employed by the Company through the end of the performance period.

(2) The threshold, target, and maximum value of a unit under the plan is $0.50, $1.00, and $2.00, respectively, and can vary based on the Company's total shareholder return relative to a selected group of electric utilities. If certain minimum performance relative to the selected group is not achieved, there will be no payout; nor is there a payout if the current earnings of the Company are not sufficient to fund the dividend at the rate paid in the last calendar year. The plan provides that in the discretion of the Compensation & Management Succession Committee, extraordinary income may be excluded for purposes of calculating the amount available for the payment of awards. All awards are payable in cash at the end of the performance period.

SOUTHERN ENERGY'S VALUE CREATION PLAN


                                                  Performance or              Estimated Future Payouts Under
                                                   Other Period               Non-Stock Price Based Plans
                                    Number        Until Maturation   --------------------------------------------
Name                            of Units(1)         or Payout(1)     Threshold($)(2)  Target($)(2)  Maximum($)(2)
-----------------------------------------------------------------------------------------------------------------
T. G. BOREN                         137,173        4 - 10 years                   --       326,472          --
S. M. FULLER                         88,851        4 - 10 years                   --       211,465          --
-----------------------------------------------------------------------------------------------------------------

(1) The Compensation & Management Succession Committee awarded Mr. Boren and Ms. Fuller the above numbers of rights to the appreciation in the value of Southern Energy, Inc. over a term of 10 years from March 15, 1999, under the Southern Energy, Inc. Value Creation Plan. Each unit of phantom interest in Southern Energy, Inc. had an initial value and exercise price of $11.61. Appreciation rights vest annually at a rate of 25 percent on the anniversary date of the grant.

(2) The target value of a unit under the Southern Energy, Inc. Value Creation Plan is not determinable. The actual value, if any, a participant may realize ultimately depends on the value of Southern Energy, Inc. at a future date. As of December 31, 1999, each unit of phantom interest in Southern Energy, Inc. had a value of $13.99. Based on the 1999 performance, the rights awarded to Mr. Boren and Ms. Fuller under this plan would have values of $326,472 and $211,465, respectively.




                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                                 Energy to Serve Your World-SM-

--------------------------------------------------------------------------------
PENSION PLAN TABLE
--------------------------------------------------------------------------------


                                                                      Years of Accredited Service
--------------------------------------------------------------------------------------------------------------------------
  Compensation                                    15           20            25            30            35             40
--------------------------------------------------------------------------------------------------------------------------
  $  100,000                                $  25,500    $  34,000     $  42,500     $  51,000   $    59,500  $     68,000
     300,000                                   76,500      102,000       127,500       153,000       178,500       204,000
     500,000                                  127,500      170,000       212,500       255,000       297,000       340,000
     700,000                                  178,500      238,000       297,500       357,000       416,500       476,000
     900,000                                  229,500      306,000       382,500       459,000       535,500       612,000
   1,100,000                                  280,500      374,000       467,500       561,000       654,500       748,000
   1,300,000                                  331,500      442,000       552,500       663,000       773,500       884,000
   1,500,000                                  382,500      510,000       637,500       765,000       892,500     1,020,000
   1,700,000                                  433,500      578,000       722,500       867,000     1,011,500     1,156,000
   1,800,000                                  459,000      612,000       765,000       918,000     1,071,000     1,224,000

This table shows the estimated annual pension benefits payable at normal retirement age under Southern's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with Southern's subsidiaries. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. For Messrs. Dahlberg, Franklin, Harris, and Ratcliffe, compensation is base salary plus the excess of annual and long-term incentive compensation over 25 percent of base salary. For Mr. Boren and Ms. Fuller, it is base salary plus the excess of short-term incentive compensation over 10 percent of base salary. (These compensation components are reported under columns titled "Salary", "Bonus", and "Long-Term Incentive Plan Payouts" in the Summary Compensation Table on page 13).

As of December 31, 1999, the applicable compensation levels and accredited service for determination of pension benefits would have been:


                                                                      Accredited
                                                      Compensation       Service
                               -------------------------------------------------
                               T. G. BOREN             $   688,368            29
                               A. W. DAHLBERG            1,492,056            38
                               H. A. FRANKLIN              967,132            28
                               S. M. FULLER                575,948            14
                               E. B. HARRIS                878,724            40
                               D. M. RATCLIFFE             583,968            27
                               -------------------------------------------------

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of Social Security offset that would apply in most cases.

--------------------------------------------------------------------------------
FIVE-YEAR PERFORMANCE GRAPH
--------------------------------------------------------------------------------

This performance graph compares the cumulative total shareholder return on the Company's common stock with the Standard & Poor's Electric Utility Index and the Standard & Poor's 500 Index for the past five years. The graph assumes that $100 was invested on December 31, 1994, in the Company's common stock and each of the listed indices, and that all dividends are reinvested. The shareholder return shown below for the five-year historical period may not be indicative of future performance.

[GRAPH]


                                                1994         1995          1996          1997          1998           1999
--------------------------------------------------------------------------------------------------------------------------
  SOUTHERN COMPANY                            $  100       $  130        $  126        $  153        $  181         $  154
  S & P ELECTRIC UTILITY INDEX                   100          131           131           165           191            154
  S&P 500 INDEX                                  100          138           169           226           290            351
--------------------------------------------------------------------------------------------------------------------------



                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                                 Energy to Serve Your World-SM-

                                                 [LOGO]
                                                 SOUTHERN
                                                     COMPANY
                                                 Energy to Serve Your World-SM-

                                    APPENDIX I

                                ADMISSION TICKET

                               (Not Transferable)

                                                           [GRAPHIC OMITTED]



2000 ANNUAL MEETING OF STOCKHOLDERS
10 a.m. (EDT), May 24, 2000

Rialto Center for the Performing Arts
80 Forsyth St.
Atlanta, Georgia  30303
404-651-1234



[Directions and map omitted]










 - - - - - - - - - - - - Detach and Mail Bottom Portion - - - - - - - - - - - -


                                [GRAPHIC OMITTED]

PROXY FORM                                                    PROXY FORM

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 24, 2000

The Annual Meeting of Stockholders of The Southern Company will be held on Wednesday, May 24, 2000, at 10:00 a.m. (EDT), at the Rialto Center for the Performing Arts, Atlanta, Georgia. Stockholders owning shares at the close of business on March 27, 2000, are entitled to attend and vote at the meeting. Stockholders will act on the election of 12 members of the board of directors, vote on the Performance Pay Plan, and transact such other business as may properly come before the meeting.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints A.W. DAHLBERG AND W. L. WESTBROOK, or either of them, proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of THE SOUTHERN COMPANY, to be held at the Rialto Center for the Performing Arts at 10:00 a.m. (EDT), and any adjournments thereof, on all matters legally coming before the meeting, including, without limitation, the proposals listed on the reverse side of this form.

    THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS INDICATED, THE SHARES WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

                           Continued on reverse side.

[GRAPHIC OMITTED]                     THREE WAYS TO VOTE!
                      VOTING by Internet or telephone is a convenient and cost-saving way to vote your shares. If you wish, you may still vote by mail.

                      VOTE BY INTERNET:  The Web address is
                            http://www.proxyvoting.com/south


                      VOTE BY TELEPHONE: 1-888-457-2963
                      Enter the 10 digit control number located to the left of
                      these instructions                        FREE CALL

                             A. To vote as the Board recommends on ALL Items,
                              Press 1

                             B.  To vote on each Item separately, Press 0
                             Item 1: To vote FOR ALL nominees, Press 1
                                     To WITHHOLD FOR ALL nominees, Press 9
                                     To WITHHOLD ON AN INDIVIDUAL  nominee,
                                     Press 0 and listen for instructions
                             Item 2: To vote FOR, Press 1
                                     To vote AGAINST, Press 9
                                     To Vote ABSTAIN, Press 0

                             When asked, please confirm your vote by pressing 1


 INTERNET/PHONE CONTROL NO:  VOTE BY MAIL: Mark, sign, date, and forward
 -------------------------   bottom portion in postage-paid envelope provided
 -------------------------     to: P. O. Box 105700, Atlanta, GA  30348-9870


 NOTE: The last instruction received, either paper or electronic, will be the last tabulated.
       If you vote by Internet or telephone, please do not mail this form.
                                                   ----------------------

                              THANK YOU FOR VOTING

FOLD AND DETACH HERE                                       FOLD AND DETACH HERE

  UNLESS OTHERWISE SPECIFIED BELOW, YOUR SHARES WILL BE VOTED "FOR"
                               PROPOSALS 1 AND 2.

          The Board of Directors recommends a vote "FOR" Proposal 1 and Proposal 2. Fill in instruction ovals completely with blue or black ink or No. 2 pencil.


1. ELECTION OF DIRECTORS: 01 D. J. Bern, 02 T. F. Chapman, 03 A. D. Correll, 04 A. W. Dahlberg, 05 H. A. Franklin, 06 B. S. Gordon,
    07 L. G. Hardman III, 08 E. B. Harris, 09 D. M. James, 10 D. J. Lesar,
    11 Z. T. Pate,  12 G. J. St. Pe'


     (  ) FOR                      (  ) WITHHOLD              (INSTRUCTIONS: To withhold authority to vote for any individual
     all nominees, listed          authority to vote for all   nominee, write number(s)of nominee(s) in the space below.)
     above (except as marked       nominees listed above.
     to the contrary to the right.                             Number: -----------------------------



2.  APPROVE PERFORMANCE PAY PLAN    ( ) FOR                  ( ) AGAINST          ( ) ABSTAIN


                                                            ( ) Mark here if you plan to attend the Annual Meeting.

                                                            ( ) I (we) Consent to suspending future mailings of the Annual
                                                            Report and Proxy Statement on this account. I (we) receive other copies at the same household or will access the documents ectronically.

Signature(s): ___________________________________

 ________________________________________________

Date: ______________________________________, 2000

                                    APPENDIX II



                                SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN
                             (SHAREHOLDER APPROVED)







                              Troutman Sanders LLP
                        Bank of America Plaza, Suite 5200
                           600 Peachtree Street, N.E.
                             Atlanta, Georgia 30308


                                                     Effective January 1, 2000

                                SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN
                             (SHAREHOLDER APPROVED)


                                    Purposes

         The purposes of the Performance Pay Plan (Shareholder Approved) are to focus the attention and efforts of certain executives on goals which have a direct and significant influence on individual, organizational and corporate performance; to improve the correlation between pay and performance for the achievement of corporate goals; and to provide the potential for levels of compensation that will enhance the ability of Southern Company and its affiliates to attract, retain, and motivate certain executive employees. Such compensation shall be paid out of the general assets of Southern Company. No benefits under the Performance Pay Plan (Shareholder Approved) shall be deferred under this Plan or held in trust for the benefit of eligible employees. The Performance Pay Plan (Shareholder Approved) is not intended to be an employee benefit plan or any other plan subject to regulation by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to be a bonus program as such term is defined in the regulations under ERISA at 29 C.F.R.
Section 2510.3-2(c) and a qualified performance based plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Performance Pay Plan (Shareholder Approved) is hereby established and shall be effective January 1, 2000.

                                    ARTICLE I

                                   Definitions

         For purposes of the Performance Pay Plan (Shareholder Approved), the following terms shall have the following meanings, unless a different meaning is plainly required by the context:

         1.1 "Annual Salary" shall mean base salary or wages paid to an Executive Employee before deductions for taxes, social security, etc., including all amounts contributed on an Executive Employee's behalf by a Business Unit to the Southern Company Flexible Benefits Plan, any amounts contributed on an Executive Employee's behalf by a Business Unit to the Southern Company Employee Savings Plan as Elective Employer Contributions (as said term is defined in Section 4.1 therein), pursuant to an Executive Employee's exercise of any deferral option made in accordance with Section 401(k) of the Internal Revenue Code, any amounts contributed on an Executive Employee's behalf to the Southern Company Deferred Compensation Plan, but excluding all awards under the Southern Company Performance Pay Plan, the Southern Company Performance Pay Plan (Shareholder Approved), the Southern Company Executive Productivity Improvement Plan and the Southern Company Productivity Improvement Plan; overtime pay; shift differential; and substitution pay. Annual Salary of an Executive Employee shall be determined as of the last day of the Performance Period, except that the

Annual Salary of an Executive Employee who terminates before the last day of the Performance Period shall be determined as of his date of termination. The Annual Salary of an Executive Employee who commences service during a Performance Period and the Annual Salary of an Executive Employee who terminates his employment for one of the reasons set forth in Section 2.4 of the Plan shall be prorated based upon his date of commencement or termination of service with his Business Unit in accordance with the provisions of the Plan.

         1.2 "Beneficial Ownership" shall mean beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

         1.3 "Board of Directors" shall mean the Board of Directors of Southern Company Services, Inc.

         1.4 "Business Combination" shall mean a reorganization, merger, consolidation or sale of Southern Company or a sale of all or substantially all of Southern Company's assets.

         1.5 "Business Unit" shall mean an Employing Company or an organizational unit established by the Chief Executive Officer of Southern Company ("CEO") (which may consist of a portion of one Employing Company or portions of more than one Employing Company) and designated from time to time to be eligible to participate under the Plan. A Business Unit shall not consist of any portion of a Non-Adopting Company. In the event more than one Business Unit covers the same Executive Employee, the Committee shall assign the Executive Employee to a particular Business Unit for purposes of determining the amount of an Incentive Pay Award for a Performance Period.

         1.6 "Committee" shall mean the Compensation and Management Succession Committee of the Southern Board.

         1.7 "Consummation" shall mean the completion of the final act necessary to complete a transaction as a matter of law, including, but not limited to, any required approvals by the corporation's shareholders and board of directors, the transfer of legal and beneficial title to securities or assets and the final approval of the transaction by any applicable domestic or foreign governments or agencies.

         1.8 "Control" shall mean, in the case of a corporation, Beneficial Ownership of more than 50% of the combined voting power of the corporation's Voting Securities, or in the case of any other entity, Beneficial Ownership of more than 50% of such entity's voting equity interests.

         1.9 "Effective Date" shall mean January 1, 2000.

         1.10"Employee" shall mean an employee of a subsidiary or affiliate of Southern Company.

         1.11 "Employing Company" or Employing Companies" shall mean Southern Company Services, Inc., or any affiliate or subsidiary (direct or indirect) of Southern Company, which the Board of Directors may from time to time determine to be eligible to participate under the Plan and which shall adopt the Plan, and any successor of any such affiliate or subsidiary.

         1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.13 "Executive Employee" shall mean an Employee who is an executive officer of a Business Unit.

         1.14 "Group" shall have the meaning set forth in Section 14(d) of the Exchange Act.

         1.15 "Incentive Pay Award" or "Award" shall mean the amount awarded to a Participant in accordance with Article III hereof.

         1.16 "Incumbent Board" shall mean those individuals who constitute the Southern Board as of October 19, 1998 plus any individual who became or shall become a director subsequent to such date whose election or nomination for election by Southern's shareholders was approved by a vote of at least 75% of the directors then comprising the Incumbent Board. Notwithstanding the foregoing, no individual who shall become a director of the Southern Board subsequent to the Effective Date of the Plan whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Regulations promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Southern Board shall be a member of the Incumbent Board.

         1.17 "Non-Adopting Company" shall mean any subsidiary or affiliate of Southern Company which is not a Business Unit.

         1.18 "Participant" shall mean an Executive Employee who satisfies the criteria set forth in Article II.

         1.19 "Performance Period" shall mean each 12-month period commencing on the first day of January and ending on the last day of December next following.

         1.20 "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

         1.21 "Plan" shall mean the Southern Company Performance Pay Plan (Shareholder Approved), as described herein or as from time to time amended.

         1.22 "Plan Administrator" shall mean the Compensation and Benefits Department of Southern Company Services, Inc.

         1.23 "Plan Termination" shall mean the termination of the Plan by an Employing Company or Southern Company following a Southern Change in Control unless an equitable arrangement (embodied in an ongoing substitute or replacement plan) has been made with respect to the Plan in connection with the

Southern Change in Control. For purposes of this Plan, an ongoing substitute or alternative plan shall be considered an "equitable arrangement" if a nationally recognized compensation consulting firm chosen by the Committee opines in writing that the post-Southern Change in Control plan is an equitable substitute or replacement of the Plan, and that such substitute or alternative plan provides substantially similar target opportunities and a substantially similar level of performance difficulty.

         1.24 "Southern Board" shall mean the Board of Directors of Southern Company.

         1.25  "Southern Change in Control" shall mean any of the following:

         (a) The Consummation of an acquisition by any Person of Beneficial Ownership of 20% or more of Southern Company's Voting Securities; provided, however, that for purposes of this subsection (a), the following acquisitions of Southern Company's Voting Securities shall not constitute a Change in Control:

                    (i)      any acquisition directly from Southern Company,

                    (ii)     any acquisition by Southern Company,

                    (iii)    any acquisition by any employee benefit plan
               (or related trust) sponsored or maintained by Southern Company or any corporation controlled by Southern Company,

                    (iv) any acquisition by a qualified pension plan or publicly held mutual fund,

                     (v) any acquisition by an Employee or Group composed exclusively of Employees, or

                     (vi) any Business Combination which would not otherwise constitute a Change in Control because of the application of clauses (i), (ii) and (iii) of Section 1.25(c) herein;

         (b) A change in the composition of the Southern Board whereby individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Southern Board; or

         (c) Consummation of a Business Combination, unless, following such Business Combination, all of the following three conditions are met:

                     (i) all or substantially all of the individuals and entities who held Beneficial Ownership, respectively, of Southern Company's Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 65% or more of the combined voting power of the Voting Securities of the corporation surviving or resulting from such

                  Business Combination, (including, without limitation, a corporation which as a result of such transaction holds Beneficial Ownership of all or substantially all of Southern Company's Voting Securities or all or substantially all of Southern Company's assets) (such surviving or resulting corporation to be referred to as "Surviving Company"), in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Southern Company's Voting Securities,

                     (ii) no Person (excluding any corporation resulting from such Business Combination, any qualified pension plan, publicly held mutual fund, Group composed exclusively of employees or employee benefit plan (or related trust) of Southern Company, its subsidiaries or Surviving Company) holds Beneficial Ownership, directly or indirectly, of 20% or more of the combined voting power of the then outstanding Voting Securities of Surviving Company except to the extent that such ownership existed prior to the Business Combination, and

                     (iii) at least a majority of the members of the board of directors of Surviving Company were members of the Incumbent Board at the earlier of the date of execution of the initial agreement, or of the action of the Southern Board, providing for such Business Combination.

         1.26     "Southern Company" shall mean The Southern Company.

         1.27     "Southern Termination" shall mean the following:

         (a) The Consummation of a reorganization, merger or consolidation of Southern Company under circumstances where either (i) Southern Company is not the surviving corporation or (ii) Southern Company's Voting Securities are no longer publicly traded;

         (b) The Consummation of a sale or other disposition of all or substantially all of Southern Company's assets; or

         (c) The Consummation of an acquisition by any Person of Beneficial Ownership of all of Southern Company's Voting Securities such that Southern Company's Voting Securities are no longer publicly traded.

         1.28     "Subsidiary Change in Control" shall mean the following:

         (a) The Consummation of an acquisition by any Person of Beneficial Ownership of 50% or more of the combined voting power of the then outstanding Voting Securities of an Employing Company; provided, however, that for purposes of this Section 1.28, any acquisition by an employee of Southern Company or its affiliates, or a Group composed entirely of employees of Southern Company or its affiliates, any qualified pension plan, any publicly held mutual fund or any employee benefit plan (or related trust) sponsored or maintained by Southern Company or any corporation Controlled by Southern Company shall not constitute a Change in Control.

         (b) Consummation of a reorganization, merger or consolidation of an Employing Company (an "Employing Company Business Combination"), in each case, unless, following such Employing Company Business Combination, Southern Company Controls the corporation surviving or resulting from such Employing Company Business Combination, or

         (c) Consummation of the sale or other disposition of all or substantially all of the assets of an Employing Company to an entity which Southern Company does not Control.

         1.29 "Subsidiary Employee" shall mean an Executive Employee of an Employing Company which has undergone a Subsidiary Change in Control who is participating in the Plan.

         1.30 "Voting Securities" shall mean the outstanding voting securities of a corporation entitling the holder thereof to vote generally in the election of such corporation's directors.

         Where the context requires, words in the masculine gender include the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II

                                  Participants

         2.1 Eligibility and Participation. All Executive Employees of the Employing Companies shall be eligible to participate in the Plan. However, actual participation in the Plan will be determined annually by the Committee subject to the termination of participation provisions set forth in Sections 2.3 through 2.7 of the Plan. Employees approved for participation will be notified of their selection as soon after approval as practicable. No Participant or Executive Employee shall at any time have a right to be selected for participation in the Plan for any Performance Period, despite having been selected for participation in a previous Performance Period.

         2.2 Participation During Performance Period. The Committee shall have in its sole and absolute discretion the authority to allow participation in the Plan by any Executive Employee who becomes an Executive Employee after the first ninety (90) days of the Performance Period. The Committee shall have the discretion to adjust the Incentive Pay Award to reflect the period of participation. Such participation and adjustment of the Incentive Pay Award shall comply with the requirements of Section 162(m) of the Code.

         2.3 Termination of Approval. The Committee may withdraw approval for a Participant's participation at any time. In the event of such withdrawal, the Executive Employee concerned will cease to be a Participant as of the date of such withdrawal. The Executive Employee will be notified of such withdrawal as soon as practicable following the Committee's action. A Participant who is withdrawn from participation under this Section 2.3 will not receive an Incentive Pay Award for the Performance Period, except and to the extent that the Committee decides otherwise in its sole and absolute discretion.

         2.4 Termination of Employment. If a Participant's employment is terminated by reason of death, disability or retirement, such Participant or his estate shall be eligible to receive an Incentive Pay Award for the Performance Period ending in the year of such death, disability or retirement unless such death, disability or retirement shall have occurred on January 1 in which case the Participant or his estate shall only be entitled to an Incentive Pay Award for the Performance Period ending December 31 of the previous year. Subject to the provisions of Section 2.7, any Participant who terminates employment for any other reason shall receive only any unpaid Incentive Pay Award for a completed Performance Period and shall not be eligible to receive an Incentive Pay Award for the Performance Period ending in the year of such termination of employment.

         2.5 Transfer to Non-Adopting Employer. Notwithstanding the provisions of Section 2.4 above and any other contrary provision of the Plan, in the case of an individual transferring from an Employing Company to a Non-Adopting Employer, such individual shall continue to participate in the Plan for the Performance Period during which the transfer occurs. However, the Committee shall have in its sole and absolute discretion the authority to appropriately adjust the Incentive Pay Award for such Performance Period provided such adjustment is in accordance with any requirements of Section 162(m) of the Code.

         2.6     Corporate Spinoff. Notwithstanding the provisions of Section
2.4 above and any other contrary provisions of the Plan, in the case of an individual who is no longer employed with an Employing Company because of a corporate spinoff, such individual shall continue to participate in the Plan for the Performance Period during which the spinoff occurs. However, the Committee shall have in its sole and absolute discretion the authority to appropriately adjust the Incentive Pay Award for such Performance Period provided such adjustment is in accordance with any requirements of Section 162(m) of the Code.

         2.7 Forfeiture upon Termination for Cause. Notwithstanding anything to the contrary in this Plan, any Participant whose employment is terminated for Cause shall forfeit any and all unpaid Incentive Pay Awards as of his date of termination. For purposes of the preceding sentence, "Cause" shall mean the termination of a Participant's employment by a Business Unit under any of the following circumstances:

         (a) The Participant willfully neglects or refuses to discharge his duties to the Business Unit as an employee or refuses to comply with any lawful or reasonable instructions given to him by the Business Unit without reasonable excuse;

         (b) The Participant is guilty of gross misconduct. For purposes of this Plan, the following acts shall constitute gross misconduct:

                     (i) any act involving fraud or dishonesty or breach of appropriate regulations of competent authorities;

                     (ii) the carrying out of any activity or the making of any statement which would prejudice and/or reduce the good name and standing of Southern Company or a Business Unit or would bring Southern Company or a Business Unit into any contempt or ridicule or would reasonably shock or offend any community in which Southern Company or a Business Unit is located;

                     (iii) attendance at work in a state of intoxication
                  or otherwise being found in possession at his or her workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                     (iv) assault or other act of violence against any employee or other person during the course of the Participant's employment; and

                     (v) conviction of any felony or misdemeanor involving moral turpitude.

         The Committee shall determine in its sole and absolute discretion whether a Participant has been terminated for "Cause."

                                   ARTICLE III

                        Incentive Pay Award Opportunities

         3.1      Incentive Pay Award.
                  -------------------

         (a) The Incentive Pay Award for a Performance Period shall be determined based upon a formula established by the Committee in the first ninety
(90) days of the Performance Period using any combination of the following factors:

                     (i) earnings per share or similar measure of Southern Company common stock, or another security of the Southern Company or its affiliates;

                     (ii)   net income of Southern Company;

                     (iii)  net income of a Business Unit;

                     (iv)   return on equity for Southern Company common stock;

                     (v) total shareholder return on Southern Company common stock;

                     (vi)    return on capital;

                     (vii)   return on assets;

                     (viii)  Annual Salary; and/or

                     (ix) any of the foregoing factors as compared to peer group companies.

         (b) Notwithstanding any other provision of the Plan, the Incentive Pay Award shall not exceed six million dollars ($6,000,000.00) for any one Participant during a Performance Period.

         (c) In accordance with the deductibility requirement under Code ss. 162(m), the regulations promulgated thereunder and any other pronouncements of the Internal Revenue Service, the Committee shall have the sole and complete discretion to adjust the Incentive Pay Award downward.

         3.2 Calculation and Payment of Incentive Pay Awards.
             -----------------------------------------------

         (a) The Incentive Pay Award shall be calculated by the Plan Administrator, based upon the formula established by the Committee pursuant to
Section 3.1 and the determinations of the Committee as to any negative adjustments.

         (b) Prior to the payment of an Incentive Pay Award, the Committee shall provide in writing certification that the Participant has fulfilled any prerequisites for payment of such Incentive Pay Award as required under Section 162(m) of the Code. Once such certification is obtained, the Plan Administrator shall be solely responsible for calculating each Participant's Incentive Pay Award and distributing such Incentive Pay Award.

         (c) The Plan Administrator shall endeavor to pay the Incentive Pay Awards for a Performance Period to the Participants not later than two and one-half (2 1/2) months following the close of the preceding Performance Period, or such shorter or longer period of time following the close of the preceding Performance Period as may be required under the Internal Revenue Code to preserve the timely accrual of the federal income tax deduction for Incentive Pay Awards paid with respect to such Performance Period.

         (d) The Incentive Pay Award payment shall be made in cash or its functional equivalent and the receipt of such payment may not be deferred under this Plan at the option of the Participant. In the event of a Participant's death prior to the payment of any Incentive Pay Award payable to the Participant, such amount shall be paid to the estate of the Participant.

         3.3 Certain Exclusions. The Committee may exclude various items and occurrences from business results before determining the Incentive Pay Awards under the Plan. To the extent such exclusions affect awards to Participants covered under Section 162(m) of the Code, the exclusions shall be prescribed in resolutions that meet the requirements of Section 162(m) of the Code for deductibility.

         3.4 Determination of Incentive Pay Awards. All elements required to determine Incentive Pay Awards shall be fixed in all events by the end of the Performance Period.

         3.5 Insufficient Earnings. Notwithstanding the above provisions, an Award will not be granted for any Computation Period ending with the calendar year in which the current earnings of Southern Company are less than the amount necessary to fund the dividends on Southern Company's common stock at the rate such dividends were paid for the immediately preceding calendar year.

         3.6 Shareholder Approval. No Incentive Pay Award shall be paid to a Participant under the Plan unless the Plan has been approved by a majority of the shareholders of Southern Company as required by Section 162(m) of the Code.

         3.7. No Duplication. A Participant shall not receive more than one Incentive Pay Award for a Performance Period under the Plan or any similar plan. A Participant who receives an Incentive Pay Award under this Plan shall not receive an award under the Southern Company Performance Pay Plan or any other plan intended to replace the Southern Company Performance Pay Plan.

                                   ARTICLE IV

                                Change in Control

         4.1 Southern Change in Control. In the event of a Southern Change in Control, if there is no Plan Termination, payout of Incentive Pay Awards to Participants for the Performance Period in which the Southern Change in Control shall have occurred shall be the greater of actual or target performance under the Plan.

         4.2 Plan Termination. Notwithstanding any other provision of this Plan to the contrary, in the event of a Plan Termination within two (2) years following a Southern Change in Control, each Participant who is an Employee on the date of such Plan Termination shall be entitled to receive within thirty
(30) days of the Plan Termination, cash in an amount equal to a pro-rated payout of his Incentive Pay Award under the Plan for the Performance Period in which the Plan Termination shall have occurred, at the greater of target or actual performance under the Plan and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Plan Termination.

         4.3 Subsidiary Change in Control. Notwithstanding any other provision of this Plan to the contrary, in the event of a Subsidiary Change in Control, each Subsidiary Employee on the date of such Change in Control whose employment is not transferred upon such Subsidiary Change in Control to another Business Unit shall be entitled to receive within thirty (30) days of the Subsidiary Change in Control, cash in an amount equal to a prorated payout of his Incentive Pay Award under the Plan for the Performance Period in which the Subsidiary Change in Control shall have occurred, at the greater of actual or target performance under the Plan and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Subsidiary Change in Control.

         4.4 Southern Termination. Notwithstanding any other provision of this Plan to the contrary, in the event of a Southern Termination, each Participant on the date of such Southern Termination shall be entitled to receive within thirty (30) days of the Southern Termination, cash in an amount equal to a prorated payout of his Incentive Pay Award under the Plan for the Performance Period in which the Southern Termination shall have occurred, at the greater of actual or target performance under the Plan and prorated by the number of months which have passed since the beginning of the Performance Period until the date of the Southern Termination. This Plan shall terminate immediately following the payments provided for in this Section 4.4.

         4.5 Pro rata Calculation. For purposes of calculating any pro rata Incentive Pay Awards under this Article IV, a month shall not be considered if the determining event occurs on or before the 14th day of the month, and a month shall be considered if the determining event occurs on or after the 15th day of the month.

                                    ARTICLE V

                             Administration of Plan
                             ----------------------

         5.1 Responsibilities. Subject to oversight and direction from the Committee, the Plan Administrator shall be responsible for the daily administration of the Plan. The Plan Administrator shall adopt such procedures and guidelines as it deems necessary or desirable in order to discharge its duties hereunder.

         5.2      Record Keeping and Reporting.
                  ----------------------------

         (a) The Plan Administrator shall maintain permanent records and accounts of Participants and shall be responsible for all receipts, disbursements, transfers and other transactions concerning the Plan.

         (b) The Plan Administrator shall undertake the preparation and filing of all documents and forms required by any governmental agency. The Plan Administrator shall keep all such books of account records, and other data as may be necessary for proper administration of the Plan.

         5.3 Responsibilities in General. Except for the specific powers and responsibilities reserved to the Committee, the Plan Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan as more particularly set forth herein. The Plan Administrator shall interpret the Plan and shall determine all questions concerning eligibility, administration, interpretation, and application of the Plan, and all such determinations shall be conclusive and binding on all Participants and interested persons. The Plan Administrator shall adopt such procedures and guidelines as it deems necessary or desirable in order to discharge its duties hereunder.

         5.4 Indemnification. The Business Units shall indemnify the Plan Administrator against any and all claims, losses, damages, expenses, and liability arising from its actions or omissions, except when the same are finally adjudicated to be due to gross negligence or willful misconduct. The Business Units may purchase at their own expense sufficient liability insurance for the Plan Administrator to cover any and all claims, losses, damages, and expenses arising from any action or omission in connection with the execution of the duties as the Plan Administrator.

         5.5 Service of Process. The Plan Administrator shall be the appointed agent for the service of process.

                                   ARTICLE VI

                            Miscellaneous Provisions
                            ------------------------

         6.1 No Right of Assignment or Alienation. Neither the Participant nor his personal representative shall have any rights to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payments of this Plan shall be void and have no effect.

         6.2 No Trust Requirement. Unless the Board of Directors shall in its discretion determine otherwise, the Business Units shall neither reserve nor otherwise set aside funds for the payments of Incentive Pay Awards under the Plan.

         6.3 Amendment and Termination of Plan. Except for the provisions of
Article IV hereof, which may not be amended following a Southern Change in Control, Subsidiary Change in Control or a Southern Termination, the Board of Directors may terminate the Plan at any time or may from time to time amend the Plan. Any amendment or termination of the Plan shall apply, in the Board of Directors' sole discretion, with respect to all Participants.

         6.4 Incentive Pay Award as Compensation.
             -----------------------------------

         (a) Incentive Pay Awards made in accordance with the Plan are in addition to any other benefits or compensation to which a Participant may be entitled or for which he may be eligible, whether funded or unfunded, by reason of his employment with the Business Unit.

         (b) There shall be deducted from each Incentive Pay Award to a Participant the amount of any tax required to be withheld by any governmental authority and paid over by the Business Unit to such governmental authority.

         6.5 Coordination with Benefit Plans. Any Incentive Pay Awards paid to a Participant while employed by a Business Unit shall not be considered in the calculation of the Participant's benefits under any employee welfare or pension benefit plan maintained by an Business Unit, unless otherwise specifically provided therein.

         6.6 Plan Not a Contract. The Plan shall not be deemed to constitute a contract between a Business Unit and any Executive Employee, nor shall anything herein contained be deemed to give any Executive Employee any right to be retained in the employ of a Business Unit or interfere with the right of the Business Unit to discharge any Executive Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

         6.7 Choice of Law. This Plan shall be governed by and construed in accordance with the laws of the State of Georgia except for the application of any law which would require the use of the laws of another state.

         6.8 Pooling Accounting. Notwithstanding anything to the contrary herein, if, but for any provision of this Plan, a Change in Control transaction would otherwise be accounted for as a pooling of interests under APB No. 16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting), such provision or provisions of this Plan that would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall automatically be void and ineffective to the extent required to permit Pooling Accounting to be used for such Change in Control transaction.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its officers duly authorized, hereby establishes the Southern Company Performance Pay Plan (Shareholder Approved) this 12th day of April, 2000, to be effective January 1, 2000.

                               SOUTHERN COMPANY SERVICES, INC.


                               By: /s/  Christopher C. Womack
                                   Christopher C. Womack
                                   Senior Vice President, Human Resources


Attest:


By:      /s/Tommy Chisholm
         Tommy Chisholm
         Secretary